UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2008

China Water & Drinks Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-131131 (Commission File Number)	20-2304161 (IRS Employer Identification No.)

Unit 07, 6/F, Concordia Plaza, 1 Science Museum Road,
Tsimshatsui East, Kowloon, Hong Kong

(Address of principal executive offices and zip code)

+852-2620-6518

(Registrant’s telephone number including area code)

18th Floor Development Centre Building, Ren Min Nan Road,

Shenzhen, People’s Republic of China 518001

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Commencing February 19, 2008, the executive officers of the Registrant held presentations at Roth Capital Partners 20th OC Investor Growth Stock Conference regarding the Registrant’s business and acquisitions through February 2008. A copy of the presentation is furnished as Exhibit 99.1 hereto.

(c)	Exhibits.

Exhibit No.	Description

99.1	Investor Presentation dated February 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WATER & DRINKS INC.

By:	/s/ Xu Hong Bin
Name: Xu Hong Bin
Title: President

Dated: February 26, 2008